Corporate Update March 2024

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. // 2

Compelling Investment Opportunity // 3 Market leading Oil & Gas prescriptive chemistry solutions • Sustained growth in US and international O&G completion chemistry • Industry leading technology improving BOE uplift by +26% • Long-term contracted chemistry volumes mitigates impact of industry volatility Market disrupting real-time measurement technology • Data analytics segment expected to grow associated revenues over 50% in 2024 • Release of next generation analyzer provides scale and new market opportunities Leadership team with deep industry expertise to execute rapid growth strategy RETURN TO PROFITABILITY UNDERSCORES TURNAROUND EXECUTION

Company Overview // 4 Headquarters Field Office FTK Global Presence Founded: 1985 Employees: 143 Corporate Headquarters: Houston Countries with Clients: 59 Patents: >170 Debt (12.31.23) ($mm): $7.5 FY 2023 Gross Profit Margin: 13%

A Purpose-Driven Company // 5 Our completion solutions have a positive impact on sustainability and reducing the overall environmental impact of energy on air, land, water and people Who We Are An advanced technology-driven, green chemical and data analytics company providing unique and innovative completion solutions Our Vision We strive to be the collaborative partner of choice for solutions that reduce the environmental impact of energy on air, water, land and people Value Proposition We collaborate and deliver sustainable, optimized chemistry and data solutions that maximize our customers’ value

Our Strategic Priorities // 6 Industry-Leading Innovation Track record of delivering fit-for-purpose optimized chemistry and data solutions Expand Global Footprint Sustainable growth in international chemistry revenues and data analytics Environmental Leadership Focus on reducing impact of energy on air, land, water, and people Sustainable Revenue Growth 10-year contracted chemistry volumes with significant market expansion opportunities Enhanced Profitability Generated a $27.7 million improvement in Adjusted EBITDA** year over year Strong Balance Sheet Minimal debt and strengthened liquidity with ABL* facility * Asset Based Loan ** Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure.

2023 Highlights: Improvement in Performance // 7 • Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure. ** Asset Based Loan Poised to deliver sustained growth and further market share gains through chemistry and emerging data analytics upstream market TRANSFORMATIVE YEAR WITH SIGNIFICANT GROWTH IN ALL PROFITABILITY METRICS • Delivered year-over-year growth: • Revenue: $52.0 million • Gross profit: $31.0 million • Adj. EBITDA*: $27.7 million • Full year adj. EBITDA* was positive for the first time since 2017 • Revenues associated with external customers grew each quarter • Data analytics revenues grew 47% compared to 2022 • Strengthened liquidity through an up to $13.8 million ABL** • Material weakness and going concern issues identified in connection with the 2022 audit are expected to be resolved

$81.6 $120.9 $40.0 $49.0 $59.0 $4.3 $5.5 $8.1 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2021 2022 2023 ProFrac Chem.* External Chem. Data Analytics Strong Revenue Performance // 8 Annual Segmented Revenue ($MM) External Chemistry Revenue ($MM) * ProFrac Chem. reflects ‘Chemistry Only’ revenues $9.2 $15.5 $16.3 $18.0 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q1 Q2 Q3 Q4 2023 TRANSFORMATIVE YEAR WITH SIGNIFICANT GROWTH IN ALL PROFITABILITY METRICS

Delivering Rapid Improvement in Gross Profit // 9 Quarterly Consolidated Gross Profit (Loss) (000’s) ($2,500) $0 $2,500 $5,000 $7,500 $10,000 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 • 4Q 2023 gross profit was positive for the fourth consecutive quarter • Delivered a $31.0 million increase in 2023 gross profit compared to 2022 • Long- term contracted chemistry volumes protects against lower frac fleet activity • Delivered efficiencies across all aspects of business supply chain TRANSFORMATIVE YEAR WITH SIGNIFICANT GROWTH IN ALL PROFITABILITY METRICS

Strong Financial Momentum Continues // 10 Quarterly Adjusted EBITDA*/Revenue * Adjusted EBITDA is a non-GAAP metric. See the Appendix in this presentation for a reconciliation to nearest GAAP measure -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 • 2023 adj. EBITDA* increased $27.7 million over 2022 • 4Q 2023 was the tenth consecutive quarter of improvement • 2023 was the first full year of positive adj. EBITDA since 2017 TRANSFORMATIVE YEAR WITH SIGNIFICANT GROWTH IN ALL PROFITABILITY METRICS

• Global presence in 59 countries • Establishing collaborative partnerships with E&P operators and oil field service providers • Extensive experience with proven solutions in over 20,000 completed wells worldwide • Fit-for-purpose optimized chemistry and data solutions allow customers to maximize the value of their business • High margin data analytics segment driving revenue growth and increased profitability • Increasing market share across both segments Complementary Segments Drive Growth // 11 Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Transforming business through real-time data, monitoring and visualization across the energy value chain utilizing proprietary technologies Chemistry Technologies Data Analytics CHEMISTRY AS A COMMON VALUE CREATION PLATFORM

0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 0 5 10 15 20 C um ul a tiv e Pr od uc tio n (B O E) Months Permian Basin Average Cumulative BOE Flotek PCM Non-Flotek 25 +26% Uplift Chemistry Technologies: Competitive Advantage // 12 • Prescriptive Chemistry Management (PCM)TM • Proprietary energy chemistry solutions • Dedicated chemistry management team • Customized solutions to each well’s geology • AI enabled and digital twinning analytics of over 20,000 wells • CnFTM is our proprietary reservoir technology utilized by PCM services • Leveraging over 170 active patents to design the best chemistry for each well • Strong well performance with 75,000 BOE uplift versus competition * Data derived from 2019-2023 Enverus Prism Platform (1,878 wells) ** Similar Results from all basins, example is highlighting the most productive basin in the U.S. (Permian) $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 2022 2023 CnFTM Revenue Performance 75 MBOE} * DELIVERING THE BEST UPLIFT PERFORMANCE IN INDUSTRY 75% growth Re ve nu es ($ in M M ) $9.3 $16.3

Chemistry Technologies: New Markets // 13 DIVERSIFIES CUSTOMER BASE AND PROVIDES FUTURE GROWTH OPPORTUNITIES Industrial Geothermal Agricultural Solar Hydrogen As smart systems develop, so will the demand for green chemistry solutions Positioned to capitalize on proprietary patents, technology advancements and collaborative partnerships with customers

// 14

Data Analytics: "Measure More" Strategy

DIVERSIFYING REAL-TIME DATA MONITORING ACROSS CHEMISTRY LANDSCAPE

Introduction of the new generation JP3 Analyzer

- Unlocks an estimated $700 million oil & gas upstream TAM*
- 12x improvement in manufacturing/delivery time
- Provides a 60% Data as a Service sales opportunity



Pictured above: The proprietary Gen3 prototype spectrometer installed on an Eagleford wellsite

Expansion of product portfolio

- Flare gas, H2, N2, CO2, H2S, Diesel and Jet Fuel hotspots
- Raman analyzer unlocks the downstream, carbon capture markets that require hydrogen (H2)
- New Two-channel Verax upgrades revenue opportunity on single point measurement and allows for validation


FLOWCELL OUT
FLOWCELL IN

JP3 Raman Spectrometer

* Total Addressable Market

FLOTEK

Data Analytics: Industry Applications Upstream • Realtime product measurement improves accuracy of payments to royalty owners and operators • Continuous BTU monitoring to facilitate field gas utilization in powering rigs and frac fleets • Flare monitoring and methane detection Midstream • Gas processing plant control and optimization • Pipeline batch detection to optimize pipeline transmix processes • Vapor pressure controls to achieve product specifications • Emerging market in carbon capture Downstream • Realtime measurement to optimize distillation tower efficiency • Crude feedstock blending • Chemical property and quality measurement in pipelines and terminals • Refined product specification measurement to optimize mix of products UTILIZING TECHNOLOGIES FOR EXPANSION INTO NEW MARKETS // 15

Complimentary Segments: Outlook // 16 Chemistry • Prescriptive chemistry management (PCM)TM and unique patented products unlocks maximum production uplift • Pursuing strategic opportunities within production and pipeline chemistry markets leveraging real-time measurement analytics • Contracted long-term volume agreements establish economy of scale and market pricing power Data Analytics • New JP3 analyzer will open a $700 million O&G upstream TAM* • “Measure More” strategy to improve product offering and market application of our units • Further integration of data analytics and chemistry segments will provide an autonomous solution to customers * Total Addressable Market THE NEXT PHASE OF TRANSFORMATION

Summary: Compelling Investment Opportunity // 17 Market leading Oil & Gas prescriptive chemistry solutions • Sustained growth in US and international O&G completion chemistry • Industry leading technology improving BOE uplift by +26% • Long-term contracted chemistry volumes mitigates impact of industry volatility Market disrupting real-time measurement technology • Data analytics segment expected to grow associated revenues over 50% in 2024 • Release of next generation analyzer provides scale and new market opportunities Leadership team with deep industry expertise to execute rapid growth strategy RETURN TO PROFITABILITY UNDERSCORES TURNAROUND EXECUTION

Appendix

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 19

Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data) // 20 December 31, 2023 December 31, 2022 ASSETS Current assets: Cash and cash equivalents $ 5,851 $ 12,290 Restricted cash 102 100 Accounts receivable, net of allowance for credit losses of $745 and $623 at December 31, 2023 and December 31, 2022, respectively 13,687 19,136 Accounts receivable, related party, net of allowance for credit losses of $0 at December 31, 2023 and December 31, 2022, respectively 34,569 22,683 Inventories, net 12,838 15,720 Other current assets 3,564 3,032 Current contract asset 5,836 7,113 Total current assets 76,447 80,074 Long-term contract assets 68,820 72,576 Property and equipment, net 5,129 4,826 Operating lease right-of-use assets 5,030 5,900 Deferred tax assets, net 300 404 Other long-term assets 1,787 1,030 TOTAL ASSETS $ 157,513 $ 164,810 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 31,705 $ 33,375 Accrued liabilities 5,890 8,984 Income taxes payable 45 97 Interest payable — 130 Current portion of operating lease liabilities 2,449 3,328 Current portion of finance lease liabilities 22 36 Asset-based loan 7,492 — Current portion of long-term debt 179 2,052 Convertible notes payable — 19,799 Contract Consideration Convertible Notes Payable — 83,570 Total current liabilities 47,782 151,371 Deferred revenue, long-term 35 44 Long-term operating lease liabilities 7,676 8,044 Long-term finance lease liabilities — 19 Long-term debt 60 2,736 TOTAL LIABILITIES 55,553 162,214 Stockholders’ equity: Preferred stock, $0.0001 par value, 100,000 shares authorized; no shares issued and outstanding — — Common stock, $0.0001 par value, 240,000,000 shares authorized; 30,772,837 shares issued and 29,664,130 shares outstanding at December 31, 2023; 13,985,986 shares issued and 12,964,732 shares outstanding at December 31, 2022 3 1 Additional paid-in capital 463,140 388,184 Accumulated other comprehensive income 127 181 Accumulated deficit (326,806) (351,519) Treasury stock, at cost; 1,108,707 and 1,021,255 shares at December 31, 2023 and December 31, 2022, respectively (34,504) (34,251) Total stockholders’ equity 101,960 2,596 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 157,513 $ 164,810

Unaudited Condensed Consolidated Statements of Cash Flows (in thousands) // 21

Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings (in thousands)(1) // 22 (1) Management believes that adjusted gross profit, EBITDA, and adjusted EBITDA for the three and twelve months ended December 31, 2023 and 2022, are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the income and expenses noted above to be outside of the Company’s normal operating results. Management analyses operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial and operational goals, excluding certain non-cash or non-recurring items. (1)

• JP3 field gas monitoring system allows frac fleets and drilling rigs to safely run on field gas displacing more expensive and higher carbon footprint diesel • Provides meaningful cost savings compared to gas chromatograph • A three-pad customer case study July - August 2023: • Achieved 70% field gas substitution rate • Eliminated 1.2 mm gallons of diesel usage • Realized 100% uptime Data Analytics: Upstream Field Gas Usage // 23 Delivered 70% Reduction in Diesel and CNG usage Frac Trailer Mounted System

Upstream Custody Transfer challenges: • Readings only taken every 3 to 6 weeks with gas chromatography (gc) • Revenue degradation on inconsistent readings impacted by temperature, timing, and conditions • Requires onsite personnel JP3 technology changes the market: • Accurate readings every 5 seconds • Stakeholders paid on more consistent hydrocarbon quality readings • A more valuable hydrocarbon stream • Autonomous measurement Data Analytics: Upstream Market Disruptor // 24 From 3 weeks to 5 Seconds! Local System Mobile App and SCADA Reporting Real-Time Wellsite Readings

Investor Contact Bond Clement Chief Financial Officer ir@flotekind.com (713) 726-5322